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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                   _______________________________________________

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                GLOBECOMM SYSTEMS INC.
                (Exact Name of Registrant as Specified in Its Charter)


Delaware                                         11-3225567
(State of Incorporation                          (I.R.S Employer
or Organization)                                 Identification No.)


                                   45 Oser Avenue
                              Hauppauge, New York 11788
                       (Address of Principal Executive Offices)

                       SECURITIES TO BE REGISTERED PURSUANT TO
                               SECTION 12(b) OF THE ACT


TITLE OF EACH CLASS                         NAME OF EACH EXCHANGE ON WHICH
TO BE REGISTERED                            EACH CLASS IS TO BE REGISTERED
----------------                            ------------------------------

      None                                                None

                       SECURITIES TO BE REGISTERED PURSUANT TO
                              SECTION 12 (g) OF THE ACT

TITLE OF EACH CLASS
TO BE REGISTERED
----------------

Common Stock, $0.001 par value

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Item 1.  Description of Registrant's Securities to be Registered.

         The description of the Common Stock, $0.001 par value, of the Registrant under the caption "Description of Capital Stock" contained in the Registrant's Registration Statement on form S-1 (the "Form S-1"), as filed with the Securities and Exchange Commission on February 27, 1997, as amended from time to time, is hereby incorporated by reference.

Item 2.  Exhibits.

EXHIBIT
NO.      DESCRIPTION

1.1 Specimen certificate for shares of the Registrant's Common Stock, $0.001 par value, incorporated by reference to Exhibit 4.1 of the Form S-1.

2.1 Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 of the Form S-1.

2.2 Form of Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 of the Form S-1.

2.3 By-Laws of the Registrant, incorporated by reference to Exhibit 3.3 of the Form S-1.

2.4 Form of Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 3.4 of the Form S-1.

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                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                             GLOBECOMM SYSTEMS INC.
                             (Registrant)




Dated: July 15, 1997         By: /s/ Kenneth A. Miller
                                 -----------------------------------
                                 Kenneth A. Miller, President